UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  October 24, 2003
                                                         -----------------


                       Georgia Bank Financial Corporation
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

     Georgia                      0-24172                   58-2005097
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     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation)


3530 Wheeler Road, Augusta, GA                                 30909
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        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code    (706) 738-6990
                                                    -----------------


               ___________________________________________________
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

             Exhibit No.          Description
             -----------          -----------

                99.1              Press Release, dated October 24, 2003.

Item 9. Regulation FD Disclosure.

     The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On October 24, 2003, Georgia Bank Financial Corporation (the "Company") issued a press release regarding its financial results for the quarter ended September 30, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GEORGIA BANK FINANCIAL
                                    CORPORATION

                                    By:
Dated: October 24, 2003
                                            /s/ Ronald L. Thigpen
                                    -------------------------------------
                                    Name:   Ronald L. Thigpen
                                         --------------------------------
                                    Title:  Executive Vice President
                                          -------------------------------
                                            and Chief Operating Officer
                                    -------------------------------------

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

   99.1         Press Release, dated October 24, 2003.